SCHEDULE 14A
                                (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  / /
Filed by a Party other than the Registrant /x/

Check the appropriate box:
/ / Preliminary Proxy Statement     / / Confidential, for the use of the
                                        Commission only
                                        (as permitted by Rule 14a-6(e)(2))

/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/x/ Soliciting Material Pursuant to Rule 14a-12

                              DIME BANCORP, INC.
------------------------------------------------------------------------------

               (Name of Registrant As Specified In Its Charter)

                       NORTH FORK BANCORPORATION, INC.
------------------------------------------------------------------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

2)    Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

4)    Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

5)    Total fee paid:

------------------------------------------------------------------------------

/ /   Fee paid previously with preliminary materials.

------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)    Amount previously paid:

------------------------------------------------------------------------------

2)    Form, Schedule or Registration Statement No.

------------------------------------------------------------------------------

3)    Filing party:

------------------------------------------------------------------------------

4)    Date filed:

------------------------------------------------------------------------------


                  CERTAIN INFORMATION CONCERNING PARTICIPANTS


      North Fork Bancorporation, Inc. ("North Fork") and the following persons named below may be deemed to be "participants" in North Fork's solicitation of proxies from stockholders of Dime Bancorp, Inc. ("Dime") for use at the special meeting of Dime stockholders to be held on March 15, 2000: the directors of North Fork (John A. Kanas (Chairman of the Board, President and Chief Executive Officer), John Bohlsen (Vice Chairman), Thomas M. O'Brien (Vice Chairman); Park T. Adikes, Irvin L. Cherashore, Allan C. Dickerson, Lloyd A. Gerard, Daniel M. Healy (Executive Vice President and Chief Financial Officer), Patrick E. Malloy, III, Raymond A. Neilson, James F. Reeve, George H. Rowson, Kurt R. Schmeller and Raymond W. Terry); and Kevin O'Connor (Executive Vice President).

      As of the date of this filing, North Fork is the beneficial owner of 690,900 shares of common stock, par value $0.01 per share (the "Dime Common Stock"), of Dime, and Park T. Adikes is the beneficial owner of 100 shares of Dime Common Stock. Other than as set forth herein, as of the date of this filing, neither North Fork nor any of the persons listed above has any interest, direct or indirect, by security holding or otherwise, in Dime.

      North Fork has retained Salomon Smith Barney ("Salomon Smith Barney") and Sandler O'Neill & Partners, L.P. ("Sandler O'Neill" and together with Salomon Smith Barney, the "Financial Advisors") to act as its financial advisors in connection with an offer (the "Offer") to be made by North Fork to exchange each outstanding share of Dime Common Stock for 0.9302 shares of North Fork common stock and $2.00 in cash, for which the Financial Advisors may receive substantial fees, as well as reimbursement of reasonable out-of-pocket expenses. In addition, North Fork has agreed to indemnify the Financial Advisors and certain related persons against certain liabilities, including certain liabilities under the federal securities laws, arising out of their engagement. Neither Salomon Smith Barney nor Sandler O'Neill admits that it or any of its partners, directors, officers, employees, affiliates or controlling persons, if any, is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the solicitation of proxies, or that Schedule 14A requires the disclosure of certain information concerning it.

      In connection with Salomon Smith Barney's role as financial advisor to North Fork, the following investment banking employees of Salomon Smith Barney may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Dime and may solicit proxies from these institutions, brokers or other persons: David M. Head, James M. Harasimowicz, Gideon Asher, Paul D. Sowell II and Tamara Rubinoff. Salomon Smith Barney engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of its business Salomon Smith Barney may trade securities of Dime for its own account and the accounts of its customers, and accordingly, may at any time hold a long or short position in such securities. Salomon Smith Barney has informed North Fork that, as of March 6, 2000, certain affiliates of Salomon Smith Barney beneficially own 465,118 shares of the Dime Common Stock for their own account. Salomon Smith Barney and certain of its affiliates also may have voting and dispositive power with respect to certain shares of Dime Common Stock held in asset management, brokerage and other accounts; however, Salomon Smith Barney and such affiliates disclaim beneficial ownership of such shares of Dime Common Stock.

      In connection with Sandler O'Neill's role as financial advisor to North Fork, Messrs. Herman S. Sandler, Senior Managing Principal, and Christopher Quackenbush, Principal, of Sandler O'Neill may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Dime and may solicit proxies from these institutions, brokers or other persons. Sandler O'Neill engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of its business Sandler O'Neill may trade securities of Dime for its own account and the accounts of its customers, and accordingly, may at any time hold a long or short position in such securities. Sandler O'Neill has informed North Fork that, as of March 6, 2000, Sandler O'Neill holds no shares of the Dime Common Stock for its own account. Sandler O'Neill has also informed North Fork that, as of March 6, 2000, Sandler O'Neill Asset Management LLC, which may be deemed to be an affiliate of Sandler O'Neill, has voting and dispositive power over 145,000 shares of Dime Common Stock, and that Sandler O'Neill also may have voting and dispositive power with respect to certain shares of Dime Common Stock held in brokerage and other accounts. Sandler O'Neill disclaims beneficial ownership of such shares of Dime Common Stock.

      On March 5, 2000, North Fork entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with FleetBoston Financial Corporation ("FleetBoston") pursuant to which FleetBoston agreed, subject to the satisfaction of certain conditions, to purchase 250,000 shares of North Fork's Series B Noncumulative Convertible Preferred Stock and Common Stock Purchase Rights to acquire 7,500,000 shares of North Fork common stock, for an aggregate purchase price of $250,000,000.

      FleetBoston, a Rhode Island corporation with its principal executive office at One Federal Street, Boston, Massachusetts 02110, is a diversified financial services company formed by the merger on October 1, 1999 of BankBoston Corporation with and into FleetBoston Financial Group, Inc. None of FleetBoston or any of FleetBoston's officers or directors intends to solicit proxies from holders of Dime Common Stock, and FleetBoston disclaims that it is a participant in such solicitation, although FleetBoston may be deemed to be a participant by reason of the Stock Purchase Agreement and the transactions contemplated thereby.

      As of the date of this filing, except as described below, FleetBoston does not beneficially own or own of record any securities of Dime. As of December 31, 1999, certain FleetBoston subsidiaries may be deemed to have had beneficial ownership of 79,594 shares of Dime Common Stock, which shares were held in a fiduciary capacity. FleetBoston disclaims beneficial ownership of all of these shares.

                                   * * * * *

Investors and security holders are advised to read North Fork's preliminary proxy statement with respect to North Fork's solicitation of proxies against the proposed Dime/Hudson merger, filed today with the Securities and Exchange Commission, and North Fork's registration statement with respect to its exchange offer for Dime common stock, when it becomes available, because each of these documents contains, or will contain, important information. Investors and security holders may obtain a free copy of the proxy statement, the exchange offer registration statement (when available) and other documents filed by North Fork with the SEC at the SEC's Internet web site at www.sec.gov. The proxy statement, the exchange offer registration statement (when available) and such other documents may also be obtained for free from North Fork by directing such request to: North Fork Bancorporation, Inc., 275 Broad Hollow Road, Melville, New York 11747, Attention: Corporate Secretary, telephone: (516) 844-1004.